Exhibit 99.1

Kidpik Announces Termination of Merger Agreement and

Decision Not to Appeal Suspension of Trading of its Common Stock on Nasdaq

NEW YORK – January 8, 2024—Kidpik Corp. (“Kidpik” or the “Company”), an online clothing subscription-based e-commerce company, today announced the termination of the previously announced Agreement and Plan of Merger and Reorganization with Nina Footwear Corp., a Delaware corporation (“Nina Footwear”), and Kidpik Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Kidpik (“Merger Sub”), which contemplated Merger Sub being merged with and into Nina Footwear, with Nina Footwear surviving as a wholly-owned subsidiary of Kidpik (the “Merger”). The Merger was terminated by Nina Footwear due to the parties’ failure to complete the Merger by the previously agreed deadline of December 31, 2024, and Kidpik’s failure to meet the condition to closing of the Merger which required Kidpik’s common stock to be traded on Nasdaq at closing.

Kidpik is controlled by Mr. Ezra Dabah, the Chief Executive Officer, Chairman, and majority stockholder (51% beneficial owner) of Kidpik, who is also the Chief Executive Officer of Nina Footwear. Mr. Dabah and his children own approximately 79.3% of Nina Footwear.

As a result of the termination of the Merger, Kidpik will continue to operate as a standalone publicly-traded company on the OTC Markets.

Separately, Kidpik announced today that it has determined not to move forward with an appeal of the decision by Nasdaq to delist the trading in the Company’s common stock on Nasdaq’s Capital Market. Kidpik determined that with the termination of the Merger, it would be unable to timely meet the Exchange’s minimum shareholders’ equity rule and that such an appeal would likely be denied.

The Company’s common stock is currently quoted on the OTC Markets’ “OTC Pink Market” tier under the symbol “PIKM”. The Company can provide no assurances that any broker-dealer will continue to make a market in its common stock or that trading levels, liquidity, or quotation prices will be maintained. The Company also cautions its shareholders that trading on the “OTC Pink Market” may be subject to limited availability of information, reduced transparency, and greater volatility.

With the delisting of the Company’s common stock from Nasdaq, the Company no longer meets the required conditions precedent to the sale of up to an additional $1,500,000 in convertible debentures which were expected to be sold for $1,350,000, as previously disclosed, and no longer expects to sell such convertible debentures.

Following the termination of the Merger, to the extent that Kidpik has the financial means to do so, Kidpik may explore strategic alternatives focused on maximizing shareholder value including a potential sale of assets of the Company, a sale of the Company, another merger, liquidation or other strategic action, including a potential bankruptcy. There can be no assurance that Kidpik will have sufficient funding to explore strategic alternatives, that the exploration of strategic alternatives will result in any agreements or transactions, or that, if completed, any agreements or transactions will be successful or on attractive terms. Kidpik does not expect to disclose or provide an update concerning developments related to this process until Kidpik enters into definitive agreements or arrangements with respect to a transaction or otherwise determines that other disclosure is necessary or appropriate.

About Kidpik Corp.

Founded in 2016, KIDPIK (OTC:PIKM) is an online clothing subscription box for kids, offering mix & match, expertly styled outfits that are curated based on each member’s style preferences. KIDPIK delivers a surprise box monthly or seasonally, providing an effortless shopping experience for parents and a fun discovery for kids. Each seasonal collection is designed in-house by a team with decades of experience designing childrenswear. KIDPIK combines the expertise of fashion stylists with proprietary data and technology to translate kids’ unique style preferences into surprise boxes of curated outfits. We also sell our branded clothing and footwear through our e-commerce website, shop.kidpik.com. For more information, visit www.kidpik.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). These include, but are not limited to, statements relating to exploring strategic alternatives, to the extent that the Company has the financial means to do so, that may include the sale of assets of the Company, a sale of the Company, a merger or other strategic action, including bankruptcy, the timing of such strategic alternatives and the value to shareholders resulting therefrom, including, but not limited to the fact that shareholders may receive no value in a bankruptcy and may have their equity cancelled, considering the Company’s significant outstanding debt; projections and estimates of Kidpik’s corporate strategies, future operations and plans, including the costs thereof; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future; the ability of the Company to obtain additional funding, the terms of such funding and potential dilution caused thereby; the continuing effect of changes in interest rates and inflation on Kidpik’s operations, sales, and market for its products; deterioration of the global economic environment; rising interest rates and inflation and Kidpik’s ability to control costs, including employee wages and benefits and other operating expenses; Kidpik’s prior decision to cease purchasing new products and the resulting reduced revenues associated therewith; Kidpik’s history of losses; Kidpik’s ability to maintain current members and customers and grow members and customers; risks associated with the effect of global pandemics, and governmental responses thereto on Kidpik’s operations, those of Kidpik’s vendors, Kidpik’s customers and members and the economy in general; increased shipping costs due to inflation and other matters; disruptions at Kidpik’s warehouse facility and/or of its data or information services, Kidpik’s ability to locate warehouse and distribution facilities and the lease terms of any such facilities; issues affecting Kidpik’s shipping providers; disruptions to the internet; risks that effect Kidpik’s ability to successfully market products to key demographics; the effect of data security breaches, malicious code and/or hackers; increased competition and Kidpik’s ability to maintain and strengthen Kidpik’s brand name; the fact that Kidpik’s Chief Executive Officer has majority voting control over Kidpik; Kidpik’s ability to comply with the covenants of securities purchase agreements and termination rights associated therewith; Kidpik’s ability to prevent credit card and payment fraud; the risk of unauthorized access to confidential information; Kidpik’s ability to protect intellectual property and trade secrets, claims from third-parties that Kidpik has violated their intellectual property or trade secrets and potential lawsuits in connection therewith; Kidpik’s ability to comply with changing regulations and laws, penalties associated with any non-compliance (inadvertent or otherwise), the effect of new laws or regulations, and Kidpik’s ability to comply with such new laws or regulations; changes in tax rates; Kidpik’s reliance and retention of management; the outcome of future lawsuits, litigation, regulatory matters or claims; and others that are included from time to time in filings made by Kidpik with the Securities and Exchange Commission, many of which are beyond the control of Kidpik, including, but not limited to, in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in Kidpik’s Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the Securities and Exchange Commission, including, but not limited to its Annual Report on Form 10-K for the year ended December 30, 2023 and its Quarterly Report on Form 10-Q for the quarter ended September 28, 2024. These reports are available at www.sec.gov and on Kidpik’s website at https://investor.kidpik.com/sec-filings. Kidpik cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to Kidpik or any person acting on behalf of Kidpik are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Kidpik’s future results and/or could cause their actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Kidpik cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Except as required by law, Kidpik does not undertake any obligation to update publicly any forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in their expectations. If they update one or more forward-looking statements, no inference should be drawn that they will make additional updates with respect to those or other forward-looking statements.